UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 27, 2021

MECHANICAL TECHNOLOGY, INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	000-06890	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of registrant's principal executive office)	(Zip code)

(518) 218-2550

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value	MKTY	The Nasdaq Capital Market

$0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 29, 2021, the Company, filed a Current Report on Form 8-K (the “April Form 8-K”) reporting that it had closed a firm commitment public offering (the “Offering”) of (i) 2,419,355 shares of the Company’s common stock, par value $0.001 (the “Common Stock”) and (ii) warrants issued pursuant to the terms of a Warrant Agent Agreement with American Stock Transfer and Trust Company, LLC, as warrant agent, with a term of 5 years, to purchase an aggregate of up to 604,839 shares of Common Stock at an exercise price of $8.24 per share, subject to customary adjustments thereunder (the “Warrants”). The underwriter was also provided with a 45-day option and right to purchase up to an additional 362,903 shares of Common Stock (the “Option Shares”) and Warrants to purchase up to an additional 90,726 shares of Common Stock (the “Option Warrants”), on the same terms as the securities sold in the Offering (the “Over-Allotment Option”).

The April Form 8-K also reported the issuance to the underwriter in the Offering, as a portion of its compensation, of warrants to purchase up to 120,698 shares of Common Stock, at an initial exercise price of $6.82 per share, subject to certain adjustments (the “Underwriter’s Warrants”) and the right to be issued additional Underwriter’s Warrants to purchase up to 5% of the number of Option Shares purchased by the underwriter pursuant to the Over-Allotment Option, with the same terms as the Underwriter’s Warrants issued to the underwriter at the closing of the Offering.

On May 27, 2021, the underwriter, exercised the Over-Allotment Option, in full, to purchase an additional 362,903 Option Shares and Option Warrants to purchase up to an additional 90,726 shares of Common Stock, on the same terms as the securities sold in the Offering, resulting in additional aggregate gross proceeds from the Offering of approximately $2,250,000 less applicable underwriter discounts and a non-accountable expense allowance. The underwriter was also issued additional Underwriter’s Warrants to purchase up to an additional 18,145 shares of Common Stock, in connection with its exercise of the Over-Allotment Option.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company's intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company's future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by its management. These statements are not guaranties of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2021	MECHANICAL TECHNOLOGY, INCORPORATED

	By:	/s/ Jessica L. Thomas
Name: Jessica L. Thomas Title: Chief Financial Officer